SUPPLEMENT DATED JUNE 9, 2004

TO THE PROSPECTUS DATED MAY 1, 2004

for

Strategic Variable Life®

(flexible premium variable whole life insurance policy)

Issued by Massachusetts Mutual Life Insurance Company

Effective June 9, 2004, the following changes are being made to the above-referenced prospectus:

1.  The “Other Expenses” and “Total Fund Operating Expenses” for the Oppenheimer Global Securities Fund/VA in the “Investment Management Fees and Other Expenses” table is hereby amended to read as follows:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Global Securities Fund/VA	0.63%	0.04%	—		0.67%

2.  Effective June 1, 2004, Grantham, Mayo, Van Otterloo & Co. LLC replaced Massachusetts Financial Services Company as the Sub-Adviser for the MML Growth Equity Fund. As a result, the MML Growth Equity Fund line in the table of investment funds located in the “Investment Choices” section of the above-referenced prospectus is hereby amended to read as follows:

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital.

There are no other changes being made at this time.

June 9, 2004